UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2006

Oracle Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51785	26-0126028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Greenwich Ave., 3rd Floor
Greenwich, Connecticut 06830
(Address of principal executive offices)

(203) 862-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 8, 2006, the initial public offering (the “Offering”) of 15,000,000 units (the “Units”) of Oracle Healthcare Acquisition Corp. (the “Company”) was consummated. Each Unit consists of one share of common stock, par value $0.0001 per share and one warrant exercisable to purchase one share of Common Stock. The Units were sold at a price of $8.00 per Unit, generating gross proceeds to the Company of $120,000,000. Audited financial statements as of March 8, 2006 reflecting receipt of the Offering proceeds are attached hereto as Exhibit 99.1. A copy of the Press Release issued by the Company announcing the closing of the Offering is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description:

Exhibit 99.1	Audited Financial Statements

Exhibit 99.2	Press Release, dated March 10, 2006, issued by Oracle Healthcare Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE HEALTHCARE ACQUISITION CORP.

By:	/s/ Joel D. Liffmann
Joel D. Liffmann
President and Chief Operating Officer

Date: March 10, 2006